Exhibit 10.30

COMMERCIAL LEASE

1	THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT, INCLUDING THE
2	SPECIFIC AND GENERAL TERMS DESCRIBED BELOW. IF NOT UNDERSTOOD,
3	LANDLORD(S) AND TENANT(S) ARE ADVISED TO SEEK THE ADVICE OF
4	COMPETENT LEGAL COUNSEL

6	SPECIFIC TERMS

8	PARTIES: The parties to this Commercial Lease are Cruiser Lane, LLC
9	hereinafter known as “Landlord” and
10	Bacterin International Holdings, Inc. hereinafter known as “Tenant”.

12	LEASED PROPERTY: The Leased Property is described as follows:
13	732 Cruiser Lane, Bozeman, 59714

15	The Tenant hereby agrees to lease the Leased Property pursuant to the Specific Terms and
16	General Terms as set out in this Commercial Lease.
17	TERM: This Commercial Lease shall begin on February 1st, 2012 , at which time
18	Tenant shall be entitled to possession of the Leased Property and shall terminate on
19	January 31st, 2019 , unless renewed as otherwise provided in this Commercial
20	Lease.
21	RENT: The Tenant agrees to pay Landlord, as rent, the amounts set out as follows:
22

23	Monthly Rent	$ 9450 , on the 1st day of each month, commencing February 15th, 2012
24	First Month’s Rent	$ 4725 (prorated) , upon entry into this Commercial Lease.
25	Last Month’s Rent	$ 10939.56 , upon entry into this Commercial Lease.
26	Performance Deposit	$ 9450 , upon entry into this Commercial Lease.
27	Common Area Maintenance “CAM”	☐ yes, equal to ___________% of the total CAM charges.
28
29
30	Taxes	☒ yes; ☐ no; ☐ included in CAM
31	Hazard Insurance	☒ yes; ☐ no; ☐ included in CAM
32	Late Charge	$ or 10 % of the Monthly Rent, if the Monthly Rent is not paid in full by the 7th day of each month.

33	Returned Check Fee	$ 250 for any returned check.
34	Other	Describe:

36	RENEWAL: Provided that Tenant is not in default in the performance of the terms, conditions and/or
37	covenants of this Commercial Lease, Tenant shall have the option to extend the term of this Commercial
38	Lease for ☐ one additional term of _____ years or ☒ 2 additional terms of 5 years,
39	by giving written notice to Landlord not later than 120 days prior to the expiration of the term
40	or renewal term, as provided above.
41	COST OF LIVING INCREASES: The monthly rent, as set out above, shall be increased in the manner and
42	at the times indicated as follows:

44	☐ No Increase		☐ per the Costs of Living Increase Paragraph in the General Terms, to be increase every years
45	☒ Other (describe manner and timing of increases) ADDENDUM To COMMERCIAL LEASE BETWEEN
46	CRUISER LANE, LLC AND BACTERIN INTERNATIONAL HOLDINGS, INC DATED 1/31/2012.

49	UTILITIES: The utilities provided to the Leased Property and checked below are the obligation of the
50	Tenant. Tenant shall contract with and pay the utility provider directly for the indicated utilities.

52	☒ Sewer / Septic	☒ Public Water	☒ Private Water	☒ Telephone
53	☒ Gas	☒ Electric	☒ Internet Access	☒ Cable
54	☒ Other/Exclusions Tenant is responsible for all utility charges.

58	Landlord shall contract with and pay the utility provider directly for any utilities provided to the Leased
59	Premises and not checked above and not included in the CAM.

61	MAINTENANCE: The maintenance items checked below are the obligation of the Tenant. Tenant shall
62	either accomplish these maintenance items or contract with and pay the service provider directly
63	for the indicated maintenance item.
64
65	☒ Interior Maintenance	☒ Exterior Maintenance	☒ Janitorial	☒ Glass Repair and Maintenance

67	☒ Parking Area Maintenance	☒ Snow Removal	☒ Landscaping	☒ Heating, Air Conditioning and Ventilation

69	☐ Other/Exclusions Tenant is responsible for all utility charges.

72	Landlord shall provide any maintenance to the Leased Premises that is not checked above and not
73	included in the CAM.

75	PARKING: Tenant is entitled to ALL parking spaces at the monthly cost of
76	$ - - - - - - - - - - - -.

78	USE OF LEASED PROPERTY: Tenant shall occupy and use the Leased Properly for the purpose of
SEE ADDENDUM TO COMMERCIAL LEASE BETWEEN CRUISER LANE, LLC AND
BACTERIN INTERNATION HOLDINGS, INC DATED 1/31/2012.

82	LIABILITY INSURANCE. The minimum amount of liability insurance coverage to be carried by the
83	Tenant, at the Tenant’s expense, is $ 2,000,000 , and such liability insurance shall name
84	Landlord as additional insured.

86	DEFAULT: The time periods for notices of default, the terms of which are more specifically
87	described in the General Terms, are as follows:

89	Failure to pay rent or monies payable by tenant to landlord when due	15 days
90	Any other term, condition or covenant to be kept or performed by the tenant (other than the payment of rent or monies)	15 days

92	MOLD DISCLOSURE: There are many types of mold. Inhabitable properties are not, and cannot be,
93	constructed to exclude mold. Moisture is one of the most significant factors contributing to mold growth.
94	Information about controlling mold growth may be available from your county extension agent or health
95	department. Certain strains of mold may cause damage to property and may adversely affect the health of
96	susceptible persons, including allergic reactions that may include skin, eye, nose, and throat irritation.
97	Certain strains of mold may cause infections, particularly in individuals with suppressed immune systems.
98	Some experts contend that certain strains of mold may cause serious and even life-threatening diseases.
99	However, experts do not agree about the nature and extent of the health problems caused by mold or
100	about the level of mold exposure that may cause health problems. The Centers for Disease Control and
101	Prevention is studying the link between mold and serious health conditions. The seller, landlord, seller’s
102	agent, buyer’s agent, or property manager cannot and does not represent or warrant the absence of mold.
103	It is the buyer’s or tenant’s obligation to determine whether a mold problem is present. To do so, the buyer
104	or tenant should hire a qualified inspector and make any contract to purchase, rent, or lease contingent
105	upon the results of that inspection. A seller, landlord, seller’s agent, buyer’s agent, or property manager
106	who provides this mold disclosure statement, provides for the disclosure of any prior testing and any
107	subsequent mitigation or treatment for mold, and discloses any knowledge of mold is not liable in any
108	action based on the presence of or propensity for mold in a building that is subject to any contract to
109	purchase, rent, or lease.
110	The Owner, Landlord, and/or Property Manager disclose that they have knowledge that the building or
111	buildings on the property have mold present in them. This disclosure is made in recognition that all
112	inhabitable properties contain mold, as defined by the Montana Mold Disclosure Act (any mold, fungus,
113	mildew or spores). The Owner, Landlord, and/or Property Manager are not representing that a significant
114	mold problem exists or does not exist on the property, as such a determination may only be made by a
115	qualified inspector.

116	If Owner/Landlord knows a building located on the property has been tested for mold, Owner/Landlord has
117	previously provided or with this Disclosure provides the Tenant a copy of the results of that test {if available)
118	and evidence of any subsequent mitigation or treatment.

120	The undersigned Tenant acknowledges receipt of this Disclosure, the test results {if available) and evidence
121	of subsequent mitigation or treatment. The undersigned Tenant agrees that it is their responsibility to hire a
122	qualified inspector to determine if a significant mold problem exists or does not exist on the property. They
123	further, acknowledge that the Owner, Landlord, and/or Property Manager, who have provided this Disclosure,
124	are not liable for any action based on the presence of or propensity for mold in the properly.
125	The parties hereto, all agree that the transaction contemplated by this document may be conducted by
126	electronic means in accordance with the Montana Uniform Electronic Act.
128	☐ Attached is a Methamphetamine Disclosure Notice
130	NOTICE: The mailing address of both parties to this Commercial Lease, for payment of rents and all
131	notice purposes are as follows:

133	Landlord	Tenant
134
	Cruiser Lane, LLC	Bacterin International Holdings, Inc.

138	SPECIAL PROVISIONS:

139	SEE ADDENDUM TO COMMERCIAL LEASE BETWEEN CRUISER LANE, LLC AND BACTERIN
INTERNATIONAL HOLDINGS, INC. DATED 1/31/2012

143	licensees identified hereafter have been involved in this transaction in the capacities indicated below and the
144	parties have previously received the required statutory disclosures setting forth the licensees duties and the
145	limits of their obligations to each party. The parties further agree that the term “seller’s agent” is synonymous
146	with the term “landlord’s agent” and the term “buyer’s agent” is synonymous with the term “tenant’s agent”.
147	“buyer’s agent” is synonymous with the term “tenant’s agent”.

149	Ryan Springer	of	NAI Landmark Commercial
150	(name of licensee)		(name of brokerage company)
151	is acting as ☒ seller’s agent ☐ Buyer’s agent		☐ dual agent ☐ statutory broker
152		of
153	(name of licensee)		(name of brokerage company)
154	is acting as ☐ seller’s agent ☐ Buyer’s agent		☐ dual agent ☐ statutory broker

156	CONCLUSION: The parties to this Commercial Lease hereby agree to the Specific Terms, as set forth
157	above, and further understand and agree that the General Terms contained on the following pages and
158	in any addendums here to are an Integral part of this Commercial Lease.

160	/s/ Guy S. Cook 12-13-12	/s/ Ronald R. Pierzina 12/15/12
161	Tenant Signature Date	Tenant Signature Date
162		Cruiser Lane, LLC
163
164	Tenant Signature Date	Tenant Signature Date

166	IT IS UNDERSTOOD THAT THE GENERAL TERMS CONTAINED IN THE PAGES THAT
167	FOLLOW THIS PAGE ARE AN INTEGRAL PART OF THIS COMMERCIAL LEASE.

NOTE:	Unless otherwise expressly stated the term “Days” means calendar days and not business days. Business days except Sundays are defined as all days as and holidays. Any performance which is required to be completed on a Saturday, Sunday or a holiday can be performed on the next business day.

168	GENERAL TERMS
170	RENT: Rent is payable in advance or on or before 5:00 p.m. on the day indicated on for
171	each calendar month to Landlord at the address indicated in the Specific Terms of this
172	Commercial Lease, or at such other place as may be designated by Landlord from time
173	to time. Acceptance of rent does not constitute a waiver of prior Tenant default. All
174	payments made by Tenant shall apply first to the oldest sums due and owing under the
175	‘terms of this Commercial Lease. All sums due under the terms of this lease shall be
176	deemed additional rent and paid and collected as such.

178	RENEWALS: Any renewal of this Commercial Lease permitted under the Specific Terms
179	shall be on the same terms and conditions as are provided this Commercial Lease and at
180	the same rent as was last being paid by Landlord, prior to renewal, being further subject
181	to all Cost of Living Adjustments as provided for herein.

183	COST OF LIVING INCREASES: If the Cost of Living Increases is selected in the Specific
184	Terms, at the times as set out in the Specific Terms of this Commercial Lease the Monthly
185	Rent shall be increased to reflect any increase in the cost of living based upon the increase
186	in the U.S. Consumer Price Index for All Urban Consumers, as published by the Bureau
187	of Labor Statistics for the metropolitan area closest in proximity to the Leased Property (the
188	“CPI”). The increase shall be calculated as follows:

190	The Initial Monthly Rent called for in this Commercial Lease, multiplied by the
191	CPI for most current month before 1110 adjustment is to take effect, divided
192	by the CPI for the month that this Commercial Lease commenced shall equal
193	the increased Monthly Rent.

195	In no event shall the Monthly Rent be decreased under the terms of this section.

197	LATE CHARGE: In the event rent is not paid by the date set out in the Specific Terms of
198	this Commercial Lease, a late charge in the amount set forth in the Specific Terms shall
199	arise. The late charge period is not a grace period and Landlord is entitled to pursue the
200	remedies provided herein if rent is not paid when due. All late fees shall be deemed
201	additional rent for the rental month and shall be paid and collected as such.

203	RETURNED CHECKS: In the event any payment, made by check, to the Landlord by
204	Tenant is returned unpaid, whether because of lack of funds, closed account, stop
205	payment or otherwise, the Tenant’s payment shall not be considered made until such funds
206	are made good. In addition Tenant shall pay the Returned Check Fee set out in the
207	Specific Terms of this Commercial Lease and from that time forward all payments must be
208	in the form of a cashier’s check or money order.

210	PERFORMANCE DEPOSIT: To insure that Tenant will fully and faithfully perform all duties
211	and obligations required of the Tenant as set forth in this Commercial Lease, during its
212	term, Tenant shall tender to Landlord concurrent with the execution of this Commercial
213	Lease, a performance deposit in the amount as set out in the Specific Terms. Tenant
214	agrees that Landlord shall hold such funds in Landlord’s own account and utilize such

215	funds for satisfying Tenant’s performance obligations under the term of this Commercial
216	Lease. Tenant specifically authorizes Landlord to apply such portion of the performance
217	deposit as Landlord deems necessary and at such time as Landlord may deem appropriate
218	to offset any delinquent rents, satisfy any liens or attachments levied against the Leased
219	Property as a result of judgments, liens or encumbrances incurred by Tenant, or to satisfy
220	any other performance required of Tenant. In the event Landlord elects to apply from the
221	performance deposit sums to cure any existing or potential default of Tenant, the default
222	shall not be deemed cured or satisfied by the application of funds from the performance
223	deposit and will not be deemed cured or satisfied until the amount of the performance
224	deposit has been restored to its original balance.
226	COMMERCIAL LEASE: The parties agree and acknowledge that this Commercial Lease
227	is a commercial lease and as such the rights and obligations of the parties are as set forth
228	herein, and neither the provisions of the Montana Residential Landlord and Tenant Act of
229	1977 as amended, nor the Residential Tenants Security Deposits Act are applicable to the
230	parties’ rights and obligations as set forth under this Commercial Lease.
232	USE: Tenant shall occupy and use the Leased Property for the purposes as described in
233	the Specific Terms. Tenant shall not use nor permit the Leased Property to be used for
234	any purpose other than that set forth in the Specific Terms. To the extent that Tenant’s
235	use of the Leased Property causes an increase in the premiums for hazard insurance
236	maintained by the Landlord on the Leased Property, the Tenant shall pay for such
237	increased cost. Tenant further covenants and agrees to observe and comply promptly and
238	completely with all statutes, ordinances, rules, orders, regulations, and requirements of
239	Federal, State, County and City governments regulating the use by the Tenant of the
240	Leased Properly. The restrictions set forth in this paragraph shall extend to all agents and
241	employees of Tenant. Further, Tenant shall not use or occupy the Leased Property in any
242	manner which interferes with or disturbs the lawful use and occupancy of the adjacent
243	premises or tenants.
245	MAINTENANCE: In the Specific Terms, where it refers to Exterior Maintenance, it
246	specifically includes maintenance of the exterior walls of the building in which the Leased
247	Property is located, its roof, foundation and sidewalks, but does not include repair and
248	maintenance to glass, maintenance of parking areas and snow removal, which are
249	separately addressed. In the Specific Terms, where it refers to Interior Maintenance, it
250	specifically includes maintenance of interior walls, ceilings, and flooring of the Leased
251	Property, plumbing, and electrical systems serving the Leased Property, fixtures located
252	in the Leased Property, but does not include repair and maintenance to glass,
253	maintenance of parking areas and snow removal, which are separately addressed.
254	Regardless of which party is required to maintain a specific item, if damage occurs to such
255	item so as to ordinarily require repair or maintenance by one party, but such damage is
256	caused by the negligence or fault of the other party, the other party shall repair the same
257	in a good, satisfactory and workmanlike manner· at his sole expense.

259	ANIMALS / PETS: Unless otherwise provided herein, no animals will be brought on the
260	Leased Property by Tenant or guest at any time other than guide dogs assisting a
261	handicapped person.

263	RULES AND REGULATIONS: Landlord may adopt such reasonable written rules and
264	regulations as it deems appropriate for the use and occupancy of the Leased Property.
265	Landlord shall provide copies of such rules and regulations to the Tenant upon entry into
266	this Commercial Lease and shall further provide the Tenant with copies of any
267	amendments to such rules and regulations. Tenant shall comply with all reasonable written
268	rules and regulations adopted by the Landlord.
270	ORDINANCES AND STATUTES: Tenant shall comply with all applicable statutes,
271	ordinances, and requirements of all municipal, county, state, and federal authorities and
272	with any applicable private restrictive covenants regarding the use of the Leased Property.
274	HAZARDOUS MATERIALS: Tenant shall not cause or permit any Hazardous Substance
275	to be used, stored, generated or disposed of on or in the Leased Property by Tenant,
276	Tenant’s agents, employees, contractors or invitees, other than such materials typically
277	used, stored, generated or disposed of in the normal course of operation of a business or
278	operation as described in the “use” paragraphs of this Commercial Lease, provided such
279	use, storage, generation and disposal is in compliance with all applicable federal, state and
280	local statutes, laws, regulations and ordinances. If Hazardous Substances are used,
281	stored, generated or disposed of on or in the Leased Property except as permitted above,
282	or if the Leased Property becomes contaminated at any time after the possession date in
283	any manner for which Tenant is legally liable, Tenant shall indemnify and hold harmless
284	the Landlord from any and all claims, damages, fines, judgments, penalties, costs,
285	liabilities or losses (including, without limitation, a decrease in value of the Leased
286	Property, damages due to loss or restriction of rentable or usable space, or any damages
287	due to adverse impact on marketing of the space, and any and all sums paid for settlement
288	of claims, attorneys’ fees, consultant and expert fees) arising during or after the term of this
289	Commercial Lease and arising as a result of such contamination by Tenant. This
290	indemnification includes, without limitation, any and all costs incurred due to any
291	investigation of the site or any cleanup, removal or restoration mandated by a federal, state
292	or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes
293	or permits the presence of any hazardous substance on the Leased Property and such
294	results in contamination, Tenant shall promptly, at Tenant’s sole expense, take any and
295	all necessary action to return the Leased Property to the condition existing prior to the
296	presence of any such hazardous substance on the Leased Property. Tenant shall first
297	obtain Landlord’s approval for any such remedial action. As used herein, “Hazardous
298	Substance” means any substance which is toxic, ignitable, reactive, or corrosive, and which
299	is regulated by any local government, the State of Montana, or the United States
300	Government. “Hazardous Substance” includes any and all materials or substances which
301	are defined as “hazardous waste,” “extremely hazardous waste,” or “hazardous
302	substance,” pursuant to state, federal or local governmental law. “Hazardous Substance”
303	includes, but is not restricted to, asbestos, polychlorobiphenyls (“PCBs”) and petroleum.
305	PARKING: Tenant is entitled to the number of parking spaces for the cost, as indicated in

306	the Specific Terms. The cost of parking, if any, shall be considered a part of and paid
307	along with the Monthly Rent. Such parking shall be used for parking of licensed, operating
308	motor vehicles only. No parking is permitted for trailers, boats, campers, buses or trucks
309	larger than one-ton. Landlord may assign parking spaces, and upon doing so the Tenant,
310	Tenant’s employees, guests and invitee’s shall limit their parking to such assigned spaces.
311	Vehicles leaking fluids shall not be parked in the parking spaces and no mechanical work
312	(other than emergency repairs) or storage of unlicensed or inoperable vehicles is
313	permitted.
315	ASSIGNMENT AND SUBLETTING: Tenant will not assign their interest in this
316	Commercial Lease or sublet any portion of the Leased Property without prior written
317	consent of the Landlord. If Tenant is a corporation, partnership, limited liability company
318	or some other business or legal entity, Tenant shall not change in the ownership of the
319	Tenant so as to add or remove one or more of Tenant’s owners as of the date of this
320	Commercial Lease, without the prior written consent of Landlord.
322	ALTERATIONS: Tenant acknowledges that no representations as to the condition or
323	repair of the Leased Property, nor as to Landlord’s intentions with respect to any
324	improvements, alteration, decoration or repair of the Leased Property, have been made
325	to Tenant, unless provided in this Commercial Lease. Tenant shall not make any
326	alterations on or additions to the Leased Property nor make any contract therefor without
327	prior written consent of the Landlord. Further, Tenant will not place or cause to be placed
328	or maintained on any interior or exterior door, wall or window of the Leased Property any
329	sign, awning, canopy, advertising matter or other thing of any kind, and will not place or
330	maintain any decoration, lettering or advertising matter on the glass, window or door of the
331	Leased Property without prior written consent of the Landlord. All alterations, additions,
332	and improvements made by Tenant to or upon the Leased Property (except signs, cases,
333	counters, or trade fixtures which shall remain the property of Tenant and be removed by
334	Tenant upon termination of this Lease) shall at once, when made or installed, be deemed
335	to have attached to the Leased Property and to have become the property of the Landlord.
336	However, if prior to termination of this Lease, Landlord so directs, by written notice to
337	Tenant, Tenant shall, prior to termination, remove all such alterations, additions and
338	improvements which were placed in the Leased Property by the Tenant and which became
339	the property of the Landlord pursuant to this provision and which are designated in said
340	notice; and further, Tenant shall repair any damage occasioned by such removal, and in
341	default thereof, Landlord may effect said removals and repairs at Tenant’s expense.
343	INSPECTIONS: Except in emergencies, Landlord shall give Tenant a twenty-four (24)
344	hour notice of intent to enter the Leased Property at a reasonable time for the purpose
345	including but not limited to, inspections, to make repairs or alterations, to supply services
346	or exhibit the Leased Property to potential tenants, purchasers, mortgagees, owners or
347	workmen. Tenant shall not deny Landlord or Landlord’s inspectors access to the Leased
348	Property. Nor shall Tenant cause the Leased Property to be re-keyed without the prior
349	written consent of the Landlord and without providing Landlord copies of any new keys.
351	LIABILITY INSURANCE: Landlord shall not be liable to Tenant, nor insure Tenant, for any

352	personal injury or property damage caused by the act or omission of any other Tenant or
353	third party, or by any criminal act or activity, war, riot, insurrection, fire or act of God.
354	Further, Tenant shall hold Landlord free and harmless from all claims, damages, suits, or
355	causes of action resulting from injuries to persons or property and arising in connection
356	with Tenant’s operations on the Leased Property or common areas adjacent thereto.
357	Tenant shall carry, maintain and deposit proof with the Landlord of public liability insurance
358	in such form and with such companies as shall be satisfactory to Landlord, insuring
359	Landlord as his/her interest may appear against liability in the minimum amount as stated
360	in the Specific Terms of this Commercial Lease.
362	HAZARD INSURANCE: Landlord will obtain and maintain insurance on the structure
363	housing the Leased Property for purposes of hazards, fire or other casualty in such
364	amounts, with such insurers as Landlord deems appropriate. In the event the Specific
365	Terms call for the Tenant to pay for such hazard insurance (other than as part of the CAM),
366	the Tenant shall pay to the Landlord the amount of the hazard insurance premium on or
367	before 15 days before it is due. The hazard insurance to be obtained by the Landlord does
368	not provide any protection to Tenant either for interruption of business, loss of the
369	structure, or loss of any tenant improvements, trade fixtures, merchandise or other
370	personal property. To the extent that Tenant wishes to be protected from loss due to
371	interruption of business, loss of the structure, or loss of any tenant improvements, trade
372	fixtures, merchandise or other personal property, Tenant shall obtain and maintain at
373	Tenant’s sole expense such additional insurance coverage as Tenant may desire.
375	ABSENCES: Tenant shall notify Landlord of any anticipated absence of greater than
376	seven (7) days or such absence will be considered abandonment of the Leased Property
377	and Landlord may reenter and re-rent the Leased Property.
379	DEFAULT: Tenant agrees that each of the terms of this Commercial Lease and of the
380	Landlord’s Rules and Regulations, if any, constitutes an independent condition of Tenant’s
381	right to possession of the Leased Property. If the rent or monies payable by Tenant to
382	Landlord due under the terms of this Commercial Lease, or any part thereof, shall remain
383	unpaid for the period of time as set out in the Specific Terms after written notice is given
384	by Landlord to Tenant, or if any other term, condition or covenant of this Commercial Lease
385	to be kept or performed by the Tenant (other than the payment of rent or monies) shall be
386	violated or neglected and shall remain so for the period of time as set out in the Specific
387	Terms after written notice thereof to the Tenant by Landlord, then the Tenant does hereby
388	authorize and fully empower the Landlord to re-enter and take possession of the Leased
389	Property immediately without any previous notice of intention to re-enter and remove all
390	persons and their property therefrom and to use such force and assistance in effecting and
391	perfecting such removal as the Landlord may deem advisable to recover at once full and
392	exclusive possession of all of the Leased Property, whether the Leased Property be in
393	possession of the Tenant or of third persons, or whether the Leased Property be vacant.
394	The Landlord may, however, at his option, at any time after such default or violation of
395	condition or covenant, re-enter and take possession of the Leased Property without such
396	re-entering working a forfeiture of the rents to be paid and the covenants to be kept and
397	performed by such Tenant for the full term of this Lease. In such case, the Landlord may

399	re-let the Leased Property for Tenant’s account and may make such repairs, alterations
400	and additions in or to the Leased Property as Tenant was obligated to make but had failed
401	to make during Tenant’s occupancy, and Tenant shall, upon demand, pay the cost thereof
402	together with Landlord’s expense of the re-letting. If the consideration collected by
403	Landlord upon any such re-letting for Tenant’s account is not sufficient to pay monthly the
404	full amount of the rent reserved in this Commercial Lease together with costs of such
405	repairs, alterations, and additions permitted under this paragraph and Landlord’s expenses,
406	Tenant shall pay to the Landlord the amount of each monthly deficiency on demand, and
407	if the consideration so collected from such re-letting is more than sufficient to pay the full
408	amount of the rent reserved herein, Landlord may retain the same and Landlord, at the end
409	of the stated term of the Lease, shall account for the surplus to Tenant.
411	ABANDONED PERSONAL PROPERTY: Upon termination of tenancy, if the Tenant fails
412	to remove personal property from the Leased Property, Landlord agrees to give Tenant
413	fifteen (15) days notice, at Tenant’s last known address, of the date Landlord intends to
414	dispose of said property either by sale or destruction, if property is not removed by Tenant.
416	VACATING PRIOR TO TERMINATION: Tenant’s obligations under the terms of this
417	Commercial Lease shall not cease upon surrender of Leased Property. Such obligations
418	shall continue until this Commercial Lease expires.
420	TERMINATION OF TENANCY: Upon termination of tenancy, Tenant shall return Leased
421	Property to Landlord in as good condition and repair as when received, ordinary wear
422	and tear excepted, and free of all Tenant’s personal property, Tenant’s fixtures, trash and
423	debris.
425	KEYS: Tenant is responsible for the cost of re-keying, if all keys are not returned upon
426	vacating. Tenant acknowledges that locks may not have been changed prior to taking
427	occupancy. Tenant has the option of requesting that the Landlord re-key the Leased
428	Property at Tenant expense.
430	DAMAGE/DESTRUCTION: In the event the Leased Property shall be damaged by any
431	casualty, Landlord shall repair such damage and put the Leased Property in good condition
432	as soon as reasonably possible. Tenant shall be entitled to an equitable abatement of the
433	Monthly Rent during the reconstruction period. Notwithstanding any other provisions of this
434	paragraph to the contrary, if more than 75% of the value of the Leased Property is at any
435	time destroyed or the Leased Property is condemned, then Landlord may at his election
436	and upon notice to Tenant within 30 days after such damage, terminate this Commercial
437	Lease as of the date of such damage.
439	HOLDOVER: Should the Landlord permit the Tenant to holdover the Leased Property or
440	any part thereof after the expiration of the term of this Commercial Lease, unless renewed
441	as provided for herein, then, and unless otherwise agreed in writing, such holding over
442	shall constitute a tenancy from month-to-month only and shall in no event be construed as
443	a renewal of this Commercial Lease and all provisions of this Commercial Lease, not
444	inconsistent with a tenancy from month-to-month, shall remain in full force and effect.

445	During the month-to-month tenancy, Tenant agrees to give to Landlord thirty (30) days
446	prior written notice of Tenant’s intent to vacate. Tenant agrees to vacate upon thirty (30)
447	days written notice from the Landlord.
449	ESTOPPEL: Tenant shall execute and return to Landlord any estoppel certificates
450	delivered to Tenant by Landlord or Landlord’s agent, within 3 days after its receipt. The
451	estoppel certificate shall acknowledge that this Commercial Lease is unmodified and in
452	full force, or in full force as modified, and state the modifications. Failure to comply with
453	this requirement: (i) shall be deemed Tenant’s acknowledgment that the tenancy statement
454	is true and correct, and may be relied upon by a prospective lender or purchaser; and (ii)
455	may be treated by Landlord as a material breach of this Commercial Lease. Tenant shall
456	also prepare, execute, and deliver to Landlord any financial statement (which will be held
457	in confidence) reasonably requested by a prospective lender or buyer.
459	LANDLORD’S TRANSFER: Tenant agrees that the transferee of Landlord’s interest in the
460	Leased Property shall be substituted as Landlord under this Commercial Lease. Landlord
461	will be released of any further obligation to Tenant regarding any deposits transferred to
462	the transferee. For all other obligations under this Commercial Lease, Landlord is released
463	of any further liability to Tenant, upon Landlord’s transfer.
465	SUBORDINATION: This Commercial Lease shall be subordinate to all existing liens and
466	at Landlord’s option, the lien of any first deed of trust or first mortgage subsequently placed
467	upon the real property of which the Premises are a part, and to any advances made on the
468	security of the Premises, and to all renewals, modifications, consolidations, replacements,
469	and extensions. However, as to the lien of any deed of trust or mortgage entered into after
470	execution of this Commercial Lease, Tenant’s right to quiet possession of the Leased
471	Property shall not be disturbed if Tenant is not in default and so long as Tenant pays the
472	Rent and observes and performs all of the provisions of this Commercial Lease, unless the
473	Commercial Lease is otherwise terminated pursuant to its terms. If any mortgagee,
474	trustee, or ground Landlord elects to have this Commercial Lease placed in a security
475	position prior to the lien of a mortgage, deed of trust, or ground lease, and gives written
476	notice to Tenant, this Commercial Lease shall be deemed prior to that mortgage, deed of
477	trust, or ground lease, or the date of recording.
479	COMMON AREA MAINTENANCE (CAM): If so indicated in the Specific Terms, Tenant
480	agrees to pay a proportionate share of the Landlord’s estimated monthly common area
481	maintenance costs (CAM), including but not limited to costs for maintenance of common
482	areas, utility and service costs, janitorial costs, snow removal, insurance, real estate taxes,
483	and any other cost or expense related to maintenance or operation of the common areas.
484	Tenant’s share of the CAM shall equal the percentage as stated in the Specific Terms.
485	The Tenant’s share of the CAM shall be paid at the same time and with the Monthly Rent
486	otherwise due from the Tenant. On an annual basis the Landlord shall reconcile the actual
487	cost of the CAM for the preceding year, and to extent the CAM paid by the Tenant
488	exceeded the actual cost of the CAM the Tenant’s CAM for the following twelve months
489	shall be reduced, and to the extent the CAM paid by the Tenant was less than the actual
490	cost of the CAM, the Tenant’s CAM for the following twelve months shall be increased to
491	adjust for the discrepancy.

492	DISCLAIMER: The parties agree that the real estate licensees identified in the Specific
493	Terms do not guarantee the condition or permitted uses of the Leased Property, the ability
494	of either party to perform under the terms of this Commercial Lease, nor any
495	representations made by either party or any third party. The parties are further aware that
496	the real estate licensees identified in the Specific Terms have not conducted an expert
497	inspection or analysis of the Leased Property or its condition and make no representations
498	to the Tenant as to its condition, do not assure that the Leased Property will be satisfactory
499	to the Tenant in all respects, that all equipment will operate properly or that the Property
500	and/m improvements or intended uses comply with current building and zoning codes.
501	These real estate licensees ARE NOT building inspectors, building contractors, structural
502	engineers, electricians, plumbers, sanitarians, septic or cesspool experts, well drillers or
503	well experts, land surveyors, civil engineers, flood plain or water drainage experts, roofing
504	contractors or roofing experts, accountants, attorneys, or title examiners, or experts in
505	identifying hazardous waste and/or toxic materials.
507	WAIVER OF DEFAULT: Landlord’s failure to require strict compliance with the conditions
509	of this Commercial Lease or to exercise any right provided for herein, shall not be deemed
510	a waiver of such default, nor limit Landlord’s rights with respect to that, or any subsequent
511	default.
513	SEVERABILITY: If a part of this Commercial Lease is invalid, all valid parts that are
514	severable from the invalid part shall remain in effect. If part of this Commercial Lease is
515	invalid in one or more of its applications, the part remains in effect in all valid applications
516	that are severable from the invalid applications.
518	NOTICES: Unless otherwise provided, any notice required to give pursuant to the terms
519	of this Commercial Lease, may be given personally or by mailing the same, postage
520	prepaid, certified to the party to receive the notice at the address stated in the Specific
521	Terms of this Commercial Lease or at such other places as may be designated in writing
522	by the parties from time to time. Notice will be deemed effective three (3) days after
523	mailing or upon personal delivery.
524
525	TIME: Time is of the essence to the terms of this Commercial Lease.
526
527	ATTORNEY’S FEES: In any action brought by the Tenant or Landlord to enforce any of
528	the terms of this Commercial Lease, the prevailing party in such action shall be entitled to
529	such reasonable attorney fees and costs as the court or arbitrator shall determine just.
530
531	ENTIRE AGREEMENT: The foregoing, Specific Terms and General Terms constitute the
532	entire agreement between the parties and supersedes any oral or written representation
533	or agreements that may have been made by either party. Further, Tenant has relied
534	solely on their own judgment, experience and expertise in entering into this Commercial
535	Lease.

ADDENDUM TO COMMERCIAL LEASE
BETWEEN CRUISER LANE, LLC
AND
BACTERIN INTERNATIONAL HOLDINGS, INC.
DATED 02/14/2012

SPECIFIC TERMS. The portion of the Lease entitled “Specific Terms” is hereby amended as follows:

1.	The section entitled “Leased Properly” is hereby revised to provide that the Leased Property is depicted on Exhibit A, attached hereto and made a part hereof.

2.	Tenant hereby acknowledges and agrees:

(a)	Tenant is familiar with the premises. Tenant’s taking of possession of the premises shall be conclusive evidence that the premises were in fair but serviceable condition, are in all respects satisfactory and acceptable to Tenant, and arc in the condition in which Landlord represented the premises to be.

(b)	Tenant will keep the premises in a clean and sanitary condition during the term of this Lease. Landlord shall have no obligation to make any alterations or improvements of any kind in or about the premises other than as set forth in this Lease. Tenant shall repair or replace promptly all damages to the premises due to acts of Tenant, its agents, employees, invitees, or subtenants, reasonable wear and tear excepted.

(c)	Tenant also shall not cause any waste to be committed in or about the premises; Tenant will keep the premises free and clear of any and all refuse and debris; and Tenant agrees to observe all rules and regulations of the County of Gallatin and State of Montana in any way relating to maintenance, use and occupancy of the premises.

(d)	Tenant agrees, with respect to all alterations or improvements to the premises or any part thereof, which Tenant undertakes with written consent of Landlord, that Tenant shall in all instances save Landlord and the premises forever harmless and free from all damages, loss and liability of every kind and character which may be claimed, asserted or charged, including liability to adjacent owners or tenants, based upon the acts or negligence of Tenant or its agents, contractors or employees, for any negligence, or for the failure of any of them to observe and comply with the requirements of the law, including the regulations and the authorities in the City of Belgrade, and Tenant will preserve and hold Landlord and the premises free and clear from all liens or encumbrances for labor and materials furnished. Any and all alterations, additions, and improvements made by Tenant to or upon the premises (with the exception of furnishings, equipment, removable trade fixtures, and HVAC units and ductwork installed in the warehouse portions of the premises installed by Tenant) shall, upon installation, be deemed attached and part of the premises, provided however, that if prior to termination of this Lease, or within fifteen (15) days thereafter, Landlord so directs by written notice to Tenant, promptly following said termination of this Lease, Tenant shall remove such of the said additions, improvements, fixtures, and installations placed upon the demised premises by Tenant as shall by designated in said notice from Landlord, and Tenant shall repair any damages occasioned by such removal. Further, in this regard, Tenant hereby agrees that it will, during the continuance of this Lease, keep the premises and interior of the premises in good condition and repair, reasonable wear and tear excepted.

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(e)	Tenant agrees that Landlord shall not be liable for any damage or injury to persons or property or for the loss of property sustained by Tenant or by any other person or persons on the premises due to any act of negligence of Tenant.

3.	The section entitled “Use of Leased Property” is hereby amended in its entirety to read as follows:

The Leased Property may be used and occupied by Tenant for office or general light industrial purposes, or for any other purpose permitted under applicable laws and ordinances, and for no other purpose without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

4.	Utilities, Taxes Etc.

(a)	Tenant shall pay for all telephone, water/sewer, electricity, natural gas, fire system monitoring, security systems, and janitorial services used in the operation of the premises. Tenant agrees to pay for replacement of light bulbs. Tenant shall pay for all real property taxes and assessments levied and assessed against the premises and for snow removal and lawn maintenance. Tenant shall maintain the landscaping (to include sprinkler system) and parking area consistent with the professional maintenance level of the landscaping and parking. Tenant shall pay at its own expense, all repairs, maintenance, and alterations of Tenant installed fixtures or improvements and utilities.

(b)	Additionally, Tenant covenants and agrees to pay promptly when due all personal property and other taxes, the nonpayment of which might give rise to a lien on the Leased Premises or Tenant’s interest therein, and to furnish, if requested by Landlord, evidence of such payments.

5.	Term. The Section entitled “Rent” is hereby deleted in its entirety and replaced by the following text:

The Term of the within Lease shall be for a period of seven (7) years from Lease execution and delivery to all parties.

6.	Rent. The section entitled “Rent” is hereby revised to clarify that all costs and expenses of Tenant’s occupancy, including but not limited to common area maintenance, taxes and insurance costs, are not included in the monthly rent. However it is the obligation of the Tenant to pay for such costs and expenses as set forth in paragraph 4 of this addendum.

The following rental rates shall apply for the initial term:

	Annual Increase	Annual Lease	Monthly Lease
Year 1		$113,400.00	$9,450.00
Year 2	0.00%	$113,400.00	$9,450.00
Year 3	0.00%	$113,400.00	$9,450.00
Year 4	0.00%	$113,400.00	$9,450.00
Year 5	5.00%	$119,070.00	$9,922.50
Year 6	5.00%	$125,023.50	$10,418.63
Year 7	5.00%	$131,274.68	$10,939.56

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Provided, however, that notwithstanding the foregoing, Rent shall commence upon Lease Commencement.

The Section entitled “Renewal” is hereby revised to clarify that so long as Tenant is not in default, Tenant is granted an option to renew this lease for two five (5) year periods (the “Renewal Term”); provided, however, that the rental rate for the Renewal Term(s) shall be renegotiated prior to renewal.

GENERAL TERMS. The portion of the Lease entitled “General Terms” is hereby amended as follows:

7.	The section entitled “Cost of Living Increases” is hereby deleted in its entirety, Refer to paragraph 6 above for annual rent increases.

8.	The section entitled “Assignment and Subletting” is hereby amended to delete the first sentence of the section (lines 315 -317) and to replace same with the following:

Tenant may sublet a portion of the Leased Property to existing tenants and to new tenants from time to time. Landlord shall have the right to approve any new tenants, but such approval shall not be unreasonably withheld. Tenant: shall be entitled to receive all rents and other monies paid or payable to Landlord by such existing or new tenants during the term of this Commercial Lease.

9.	The section entitled “Hazard Insurance” is hereby amended to delete the first two sentences of the section (lines 362-367) and to replace same with the following text:

Tenant shall maintain in the Landlord’s name with respect to the building and the property on which it is located at all times during the term of this Lease: (i) standard all-risk property insurance, covering the building and the building systems in amounts equal to the full replacement cost of the building at the time in question; (ii) commercial general liability insurance (including contractual liability) with minimum limits of $2,000,000.00 for bodily or personal injury, and property damage for any one occurrence; and (iii) such other insurance coverage as then customarily carried by landlords of comparable buildings in the vicinity of the properly. All insurance required to be obtained and maintained by Landlord pursuant to this section shall be with well-rated insurance companies qualified to do business in the State of Montana.

10.	The section entitled “Subordination” is hereby amended to add the following text at the end of the section:

Notwithstanding anything in this section to the contrary, this Lease shall not be subordinate to any future mortgages, security interests, ground leases, deeds of trust or other such instruments unless Landlord delivers to Tenant from any future mortgagee, trustee, fee owner, prime landlord or any person having an interest in the Leased Property superior to this Lease a written subordination and non-disturbance agreement in recordable form providing that so long as Tenant performs all of the terms of this Lease, Tenant’s rights under this Lease shall not be disturbed and shall remain in full force and effect for the term, and Tenant shall not be joined by the holder of any mortgage or deed of trust in any action or proceeding to foreclose thereunder. Landlord also agrees that it shall use best efforts to obtain and deliver a subordination and non-disturbance agreement as described above from any present mortgagee, trustee, foe owner, prime landlord or any person having an interest in the Leased Property superior to this Lease.

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11.	The section entitled “Waiver of Default” is hereby amended in its entirety to read as follows:

The failure of Landlord or Tenant to require strict compliance with the conditions of this Commercial Lease or to exercise any right provided for herein shall not be deemed a waiver of such default, nor limit the rights of Landlord or Tenant with respect to that, or any subsequent, default.

12.	The section entitled “Notices” is hereby amended in its entirety to read as follows:

Any notice, request, demand, consent, approval, or other communication required or permitted under this lease must be in writing and will be deemed to have been given one day after mailing via reputable overnight delivery service or three days after being deposited in any depository regularly maintained by the United States Postal Service, postage prepaid, certified mail, return receipt requested, addressed to the party for whom it is intended at its business address as set forth in the Notice section appearing in the Specific Terms Section of this Lease, or at such other address as Tenant may from time to time designate in writing to Landlord.

13.	The section entitled “Entire Agreement” shall be deleted and replaced in its entirety with the following:

This Commercial Lease constitutes the entire agreement between the parties and supersedes that certain Commercial Lease dated 5/20/2011 by and between the parties, as well as any oral or written representation or agreement that may have been made by either party. Further, Tenant has relied solely on its own judgment, experience and expertise in entering into this Commercial Lease.

14.	The Lease is hereby amended to add the following additional provisions:

(a)	Tenant will have access to the existing telecommunications system in the building, if any, and shall have the right to select its own telecommunications vendor. Tenant at its expense shall have the right to make such installations as are necessary for the operation of its intended use.

(b)	For avoidance of doubt, the parties specifically agree that the existing Right of First Refusal between the parties lo this Commercial Lease concerning the Leased Property shall continue and remain in full force and effect for so long as Tenant is a lease of the Leased Property.

(c)	To the extent that any conflict exists between the terms and conditions of the Commercial Lease printed form and the terms and conditions of this Addendum, the terms and conditions of this Addendum shall control.

AGREED:

LANDLORD:		TENANT:

Cruiser Lane, LLC		Bacterin International Holdings, Inc.

By:	/s/ Ronald R. Pierzina	By:	/s/ Guy S. Cook
Name:	Ronald R. Pierzina	Name:	Guy S. Cook
Title:	Mgr Partner	Title:	CEO

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